UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
 (Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2018

Date of reporting period:  6/30/2018

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc. (SPE)
Semi-Annual Report
For the six months ended
June 30, 2018

Special Opportunities Fund, Inc.

August 21, 2018

Dear Fellow Shareholders:

At June 30, 2018, the price of the common stock of Special Opportunities Fund was $15.02, a discount of 10.49% from the net asset value (NAV) of $16.78.  In the first half of the year the NAV increased by 0.48% from $16.70 to $16.78 vs. 2.65% by the S&P 500 Index.

Since Bulldog has been managing the Fund, it has made one distribution at the end of each year to common shareholders representing substantially all its net income and realized capital gains.  We recently applied to the SEC for permission to make more frequent distributions because a so-called managed distribution policy may (1) help to narrow the discount by attracting income-oriented investors, and (2) aid in managing the portfolio by smoothing out changes to the Fund’s asset base necessitated by the tax code.

Here are updates on some of our significant positions.

In July 2017 Emergent Capital (EMGC.PK), which owns a large portfolio of life insurance policies, completed its recapitalization. We participated in the recap and currently own common stock and convertible notes, both of which have increased in value since the recap.  However, given the complexity of monetizing Emergent’s life insurance policies, as well as uncertainty as to the timing of its future revenues from maturities, we have elected to pare our position.

In our last letter, we noted that in 2017, a group of which we are a member elected two of the five directors of The Swiss Helvetia Fund (SWZ) and that we might take further action to pursue a liquidity event at or close to NAV.  We did just that and on June 19th, shareholders approved our proposal to conduct a large self-tender offer at or close to NAV and elected two additional directors who have committed to implementing that proposal.  Investors, apparently anticipating a self-tender offer, have pushed the discount on SWZ stock down from 9% to under 6%.

We have stock in Hill International (HIL), a construction management firm that has been under new management since mid-2017 and has made significant progress in reducing expenses and rationalizing its business.  A number of large shareholders want to see Hill sold (which we think would be at a significant premium to its market price).  Before commencing a sales process, Hill needs to resolve a complex accounting issue regarding the treatment of several years of foreign currency translation adjustments related to intercompany cash balances.  Unfortunately, the delay in filing its financial statements recently prompted the New York Stock Exchange to delist Hill’s stock which apparently triggered massive programmed selling that drove the price down by more than 30%.  We believe

Special Opportunities Fund, Inc.

the selling is unrelated to the intrinsic value of Hill’s stock and are cautiously optimistic that it will soon become current on its filings.

The dividends on our 7.625% Series A Cumulative Redeemable Preferred Stock of Brookfield DTLA Fund Office Trust Investor Inc. (DTLA-), the owner of several high-rise office buildings and a shopping mall in downtown Los Angeles, have been in arrears for several years.  The sum of the face value of the preferred shares and accrued dividends is more than $41 per share, well above the current stock price of about $23.  Andy Dakos and I have seats on the board.  Based upon recent presentations by management to shareholders (including a tour of the company’s properties), we believe Brookfield is making the right moves to increase the value of the properties and that preferred shareholders will ultimately be rewarded by payment of the accrued dividends or being taken out at a premium to the current market price.

In the second quarter of 2018, Aberdeen Emerging Markets Equity Income Fund (AEF), one of the Fund’s largest positions at the time, paid a capital gains distribution and conducted a sizeable self-tender offer at 99% of NAV which combined, allowed us to monetize more than 50% of the value of our shares.  The discount on AEF has widened to about 13% which is an attractive level because management has committed to take further measures including conducting another self-tender offer if a double-digit discount persists.

As expected, in the second quarter Winthrop Realty Liquidating Trust paid distributions totaling $5.65 from the sale of its interest in a retail/hotel construction project in the tourist-heavy Times Square area of Manhattan.  As a result, the Fund’s investment in Winthrop is now much smaller.  The balance of Winthrop’s real estate will be sold in due course and the proceeds distributed to former shareholders.

New York REIT (NYRT) is in the process of liquidating its portfolio of New York City commercial real estate.  NYRT’s shares will probably stop trading later this year and it may take several years to complete the liquidation process.  That is likely the reason for the $7 difference between NYRT’s recent stock price of about $18.20 (after a 1-for-10 reverse split) and management’s estimate of future liquidating distributions.  We expect to receive at least one additional distribution of several dollars per share this year, after which NYRT’s sole remaining asset will be its equity interest in Worldwide Plaza, a Manhattan office building valued at about $1.7 billion that it intends to monetize within three years.

Our Fund is a member of a group that recently gained control of the board of trustees of Putnam High Income Securities Fund (PCF) and dropped “Putnam” from its name.  In preparation for conducting a significant self-tender offer at 99% of NAV, substantially all of PCF’s portfolio securities have been sold and the proceeds have been invested in money market funds.

Special Opportunities Fund, Inc.

We previously wrote: “To avoid a proxy contest, we think management [of Delaware Enhanced Global Dividend and Income Fund (DEX)] may well opt to take measures to address the discount before the annual meeting.”  Management subsequently authorized a self-tender offer for 20% of the outstanding shares but that was insufficient to forestall a proxy contest.  The annual meeting is scheduled for August 22nd and we think the challenger has a good chance to gain control of the board, in which case we would expect the new board to pursue a larger liquidity event.

In our last letter, we noted that Starboard, a well-known activist firm had proposed nominating a slate of three director candidates for mortgage insurer Stewart Financial Services (STC), one of our larger holdings, and that we hoped that Starboard’s announcement would be a catalyst to a sale. In March, Stewart announced that it would be acquired by Fidelity National Financial (FNF) for a combination of cash and stock valued at $50.20 per share, a 23% premium above STC’s previous closing price. The proposed transaction is expected to close in early 2019.  Since there is a chance that the deal could fail to obtain regulatory approval, we have been reducing our position.  Consequently, we don’t intend to provide further updates on this investment.

In August 2017, Tropicana Entertainment (TPCA), a casino operator controlled by Carl Icahn, completed a self-tender offer for its shares at $45 per share.  Given Mr. Icahn’s reputation as a savvy value investor, we began to accumulate shares of TPCA.  On April 16th, TPCA announced that it would sell the bulk of its business to a third party for approximately $1.85 billion.  TPCA stock, which had previously been trading in the $55 range, is now about $73.50 per share and could go higher if, as we think, its remaining casino property in Aruba is sold at a good price.

On April 4th, Triangle Capital Corp. (TCAP), under pressure from shareholders, announced a two-part deal to (1) sell its investment portfolio for cash to a third party at a premium to NAV, and (2) transfer management of the company to Barings.  Barings has an outstanding long-term track record of lending to private companies, having generated returns of more than 12% per annum over a 25-year period.  In addition, Barings agreed, among other shareholder-friendly things, to (1) pay Triangle’s shareholders $85 million as a special dividend for the privilege of managing TCAP, (2) purchase $100 million of TCAP stock at NAV at closing, and (3) purchase another $50 million worth of TCAP stock in the market over the next two years.  Despite all these positives, until shortly before the transactions closed on August 2nd, TCAP stock traded at a pro forma discount of more than 15% as retail shareholders, apparently concerned that the dividend would be suspended for a few months, reflexively sold their shares.  We saw a great opportunity and acquired a significant position at an average per share cost of $9.84 (after accounting for the special dividend).  Shares of TCAP, which has

Special Opportunities Fund, Inc.

now been renamed Barings BDC, Inc. (BBDC), are currently trading at about $10.52, a 10% discount to NAV.  Given that Barings is targeting a yield of 8% on NAV for BBDC, we think the stock price is likely to go higher.

We have a large position in The China Fund (CHN).  CHN currently trades at a discount of about 9% to NAV.  On July 30th, CHN announced that “[a] Committee of the Board and [a large shareholder] will meet on August 2nd to discuss a resolution of other outstanding matters including, but not limited to, the ultimate size and structure of the Fund, a shareholder event such as a significant tender….”  On August 20th, CHN reiterated that “its Board of Directors continues to work on [among other things] a shareholder event such as a significant tender.” Based upon these announcements, we anticipate that CHN will conduct a large self-tender offer by the end of 2018.

As far as our pipeline, quite a few income oriented closed-end funds have moved to attractive double-digit discounts from NAV.  We have been selectively acquiring positions in some of these funds, especially those with shareholders that we think would support measures to narrow the discount.

Lastly, we continue to maintain a sizable position in SPACs or blank check companies.  We expect our diversified portfolio of SPACs to generate an annualized rate of return in the high single digits, which is attractive considering that there is virtually no risk of loss on any one SPAC.

We remind you that the Fund may seek instructions from shareholders for voting its proxies for certain closed-end funds whose shares the Fund owns. The instruction forms are available on the Fund’s website at http://www.specialopportunitiesfundinc.com/proxy_voting.html.  If you would like to receive an email notification when the Fund seeks proxy voting instructions for a closed-end fund whose shares it owns, please email us at proxyinstructions@bulldoginvestors.com.

Sincerely yours,

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 6/30/2018
Net asset value returns	1 year	5 years	Since 1/25/10	10 years*
Special Opportunities Fund, Inc.	6.80%	6.15%	8.24%	8.14%

Market price returns
Special Opportunities Fund, Inc.	7.61%	6.68%	8.28%	8.40%

Index returns
S&P 500® Index	14.37%	13.42%	13.73%	10.17%

Share price as of 6/30/18
Net asset value	$16.78
Market price	$15.02

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on payable dates for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

*
The Fund’s investment objective and investment adviser have changed. See Note 1 of the Notes to financial statements for more information about the change in investment objective and see Note 2 of the Notes to financial statements for more information about the change in investment adviser. On January 25, 2010, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

The S&P 500® Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Special Opportunities Fund, Inc.

Portfolio composition as of 6/30/2018(1) (Unaudited)

	Value	Percent
Investment Companies	$97,783,176	68.55%
Special Purpose Acquisition Vehicles	41,822,292	29.32
Other Common Stocks	26,265,446	18.42
Money Market Funds	9,610,438	6.74
Preferred Stocks	9,089,277	6.37
Corporate Notes	7,075,504	4.96
Convertible Notes	2,154,010	1.51
Senior Secured Notes	1,600,000	1.12
Warrants	1,255,449	0.88
Liquidating Trusts	612,910	0.43
Rights	575,502	0.40
Corporate Bonds	15,000	0.01
Total Investments	$197,859,004	138.71%
Other Assets in Excess of Liabilities	383,951	0.27
Preferred Stock	(55,599,400)	(38.98)
Total Net Assets	$142,643,555	100.00%

(1)	As a percentage of net assets.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2018 (unaudited)

	Shares	Value
INVESTMENT COMPANIES—68.55%

Closed-End Funds—62.54%
Aberdeen Emerging Markets Equity Income Fund, Inc.	815,418	$5,707,926
Aberdeen Global Premier Properties Fund	123,487	787,847
Aberdeen Japan Equity Fund, Inc.	398,176	3,519,876
Adams Diversified Equity Fund, Inc.	236,589	3,648,202
Alliance California Municipal Income Fund, Inc.	254,985	3,350,503
Asia Pacific Fund, Inc.	43,399	600,642
BlackRock Income Trust, Inc.	11,353	66,188
BlackRock New York Municipal Income Quality Trust	151,524	1,880,413
Boulder Growth & Income Fund, Inc.	423,000	4,348,440
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	7,482	85,370
Central Securities Corp.	233,873	6,515,702
China Fund, Inc.	398,401	8,326,581
Delaware Enhanced Global Dividend & Income Fund	265,657	3,009,894
Deutsche Multi-Market Income Trust	386,664	3,406,510
Deutsche Strategic Income Trust	102,521	1,254,877
Dividend and Income Fund	14,878	183,446
Franklin Universal Trust	196,013	1,309,367
Gabelli Global Small and Mid Cap Value Trust (a)	11,855	143,683
General American Investors Co., Inc.	46,245	1,587,128
Herzfeld Caribbean Basin Fund, Inc.	45,996	303,578
Invesco High Income Trust II	20,991	283,169
Japan Smaller Capitalization Fund, Inc.	300,892	3,508,401
Juridica Investments Ltd. (g)(h)	495,258	61,113
Lazard World Dividend & Income Fund, Inc.	113,153	1,172,265
Managed Duration Investment Grade Municipal Fund	86,862	1,245,601
MFS Charter Income Trust	2,693	21,355
Morgan Stanley Asia Pacific Fund, Inc.	153,959	2,629,620
Morgan Stanley East Europe Fund Escrow (a)	97,901	0
NexPoint Strategic Opportunities Fund	25,374	556,959
Nuveen Connecticut Quality Municipal Income Fund	164,050	1,948,914
Putnam High Income Securities Fund	397,476	3,708,451
Royce Value Trust, Inc.	24,604	388,743
Source Capital, Inc.	80,163	3,186,479
Taiwan Fund, Inc.	183,872	3,701,343
The GDL Fund	39,342	361,160

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2018 (unaudited)

	Shares	Value
INVESTMENT COMPANIES—(continued)

Closed-End Funds—(continued)
The New Ireland Fund, Inc.	77,459	$904,721
The Swiss Helvetia Fund, Inc.	753,396	9,304,441
Tri-Continental Corp.	233,706	6,195,546
Turkish Investment Fund, Inc. (a)(c)(f)(h)	129,831	0
		89,214,454
Business Development Companies—6.01%
American Capital Senior Floating Ltd.	99,101	1,218,942
Equus Total Return, Inc. (a)	106,919	252,329
Great Elm Capital Corp.	98,231	907,655
MVC Capital, Inc.	239,975	2,279,762
Triangle Capital Corp.	340,003	3,910,034
		8,568,722
Total Investment Companies (Cost $91,277,979)		97,783,176

PREFERRED STOCKS—6.37%

Real Estate Investment Trusts—6.37%
Brookfield DTLA Fund Office Trust Investor, Inc.—Series A, 7.625%	171,723	3,994,277
Preferred Apartment Communities, Inc.—Series A, 6.000% (c)(f)	5,095	5,095,000
Total Preferred Stocks (Cost $9,208,540)		9,089,277

COMMON STOCKS—47.74%

Consumer Finance—0.46%
Emergent Capital, Inc. (a)	2,025,294	648,094

Hotels, Restaurants & Leisure—5.51%
Tropicana Entertainment, Inc. (a)	107,698	7,856,569

Insurance—4.09%
Stewart Information Services Corp.	135,397	5,831,549

Professional Services—4.52%
Hill International, Inc. (a)	1,092,825	6,447,667

Real Estate Investment Trusts—3.60%
New York REIT, Inc. (a)(h)	281,294	5,130,803
Owens Realty Mortgage, Inc.	391	6,522
		5,137,325

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2018 (unaudited)

	Shares	Value
COMMON STOCKS—(continued)

Real Estate Management & Development—0.24%
Trinity Place Holdings, Inc. (a)	52,556	$344,242

	Shares/Units
Special Purpose Acquisition Vehicle—29.32% (a)
Atlantic Acquisition Corp.	168,274	1,691,154
Avista Healthcare Public Acquisition Corp. (g)	121,090	1,212,111
Big Rock Partners Acquisition Corp.	111,602	1,105,987
Bison Capital Acquisition Corp. (g)	100,000	1,002,000
Black Ridge Acquisition Corp.	176,445	1,723,868
CM Seven Star Acquisition Corp. (g)	250,000	2,472,500
Constellation Alpha Capital Corp. (g)	75,001	747,010
Draper Oakwood Technology Acquisition, Inc. Units	1	12
Draper Oakwood Technology Acquisition, Inc.	113,790	1,135,624
FlatWorld Acquisition Corporation (g)	105,702	7,505
GigCapital, Inc.	77,400	761,624
Haymaker Acquisition Corp. Units	1	10
Haymaker Acquisition Corp.	30,716	298,252
HL Acquisitions Corp. Units	34,456	346,627
I-AM Capital Acquisition Co.	113,791	1,230,081
Industrea Acquisition Corp.	273,098	2,692,774
KBL Merger Corp. IV	275,000	2,736,250
Leisure Acquisition Corp. Units	61,289	612,890
LF Capital Acquisition Corp. Units	124,850	1,257,239
Modern Media Acquisition Corp.	106,604	1,063,908
MTech Acquisition Corp.	81,750	797,880
Mudrick Capital Acquisition Corp. Units	49,182	502,660
Opes Acquisition Corp. Units	49,670	498,190
Pensare Acquisition Corp.	122,745	1,213,948
Pure Acquisition Corp.	546,554	5,268,780
Pure Acquisition Corp. Units	1	10
Stellar Acquisition III, Inc. (g)	196,091	2,035,424
Thunder Bridge Acquisition Ltd. Units (g)	112,602	1,129,758
Tiberius Acquisition Corp. Units	113,800	1,145,966
Trident Acquisitions Corp. Units	175,020	1,764,202
Trinity Merger Corp.	102,199	998,484
Twelve Seas Investment Co. Units (g)	181,000	1,820,860

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2018 (unaudited)

	Shares/Units	Value
COMMON STOCKS—(continued)

Special Purpose Acquisition Vehicle—(continued)
Union Acquisition Corp. Units (g)	212,054	$2,162,951
VectoIQ Acquisition Corp. Units	38,325	385,753
		41,822,292
Total Common Stocks (Cost $63,962,792)		68,087,738

	Shares
LIQUIDATING TRUSTS—0.43% (a)(c)(f)(h)
BlackRock Defined Opportunity Credit Trust	27,356	410
Crossroads Liquidating Trust	292,681	187,316
JP Morgan China Region Fund, Inc.	192,486	1,925
Winthrop Realty Trust	295,985	423,259
Total Liquidating Trusts (Cost $1,717,262)		612,910

	Principal
	Amount
CONVERTIBLE NOTES—1.51% (b)
Emergent Capital, Inc.
5.000%, 02/15/2023 (i)	$3,206,898	1,880,204
Wheeler Real Estate Investment Trust (c)(f)
9.000%, 12/15/2018	273,806	273,806
Total Convertible Notes (Cost $3,316,051)		2,154,010

CORPORATE BONDS—0.01%
Washington Mutual, Inc. (b)(c)(d)(f)
0.000%, 03/17/2014	3,000,000	15,000
Total Corporate Bonds (Cost $0)		15,000

CORPORATE NOTES—4.96% (b)
Great Elm Capital Corp.
6.500%, 09/18/2022	40,000	1,023,484
6.750%, 01/31/2025	40,000	1,002,000
MVC Capital, Inc.
6.250%, 11/30/2022	200,000	5,050,020
Total Corporate Notes (Cost $7,000,000)		7,075,504

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2018 (unaudited)

	Principal
	Amount	Value
SENIOR SECURED NOTES—1.12%
Emergent Capital, Inc. (b)(c)(f)
8.500%, 07/15/2021	$1,600,000	$1,600,000
Total Senior Secured Notes (Cost $1,600,000)		1,600,000

	Shares
WARRANTS—0.88% (a)
Avista Healthcare Public Acquisition Corp.
Expiration: December 2021
Exercise Price: $11.50 (g)	121,090	56,307
Barington/Hilco Acquisition Corp.
Expiration: February 2020
Exercise Price: $12.50	15,611	2,498
Big Rock Partners Acquisition Corp.
Expiration: December 2022
Exercise Price: $11.50	55,801	19,530
Bison Capital Acquisition Corp.
Expiration: July 2022
Exercise Price: $11.50 (g)	50,000	17,500
Black Ridge Acquisition Corp.
Expiration: October 2022
Exercise Price: $11.50	161,445	40,361
Borqs Technologies, Inc.
Expiration: August 2022
Exercise Price: $12.00 (g)	104,449	15,458
China Lending Corp.
Expiration: July 2021
Exercise Price: $12.00 (g)	79,818	3,991
CM Seven Star Acquisition Corp.
Expiration: November 2018
Exercise Price: $11.50 (g)	125,000	49,375
Constellation Alpha Capital Corp.
Expiration: March 2024
Exercise Price: $11.50 (g)	25,001	9,000
COPsync, Inc.
Expiration: October 2020
Exercise Price: $3.125	10,794	0
Draper Oakwood Technology Acquisition, Inc.
Expiration: September 2024
Exercise Price: $11.50	56,895	41,533

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2018 (unaudited)

	Shares	Value
WARRANTS—(continued)
Emergent Capital, Inc.
Expiration: October 2019
Exercise Price: $10.75 (c)(f)	8	$0
Expiration: July 2025
Exercise Price: $0.20 (c)(f)	640,000	0
GigCapital, Inc.
Expiration: March 2025
Exercise Price: $11.50	58,050	26,123
Haymaker Acquisition Corp.
Expiration: November 2022
Exercise Price: $11.50	15,358	13,361
Hunter Maritime Acquisition Corp.
Expiration: October 2021
Exercise Price: $11.50 (g)	46,221	14,791
I-AM Capital Acquisition Co.
Expiration: October 2022
Exercise Price: $11.50	113,791	35,389
Industrea Acquisition Corp.
Expiration: August 2024
Exercise Price: $11.50	273,098	150,204
KBL Merger Corp. IV
Expiration: July 2023
Exercise Price: $5.75	275,000	79,750
M I Acquisitions, Inc.
Expiration: November 2020
Exercise Price: $11.50	91,224	137,748
Modern Media Acquisition Corp.
Expiration: June 2022
Exercise Price: $11.50	54,093	35,160
MTech Acquisition Corp.
Expiration: August 2024
Exercise Price: $11.50	81,750	53,138
Origo Acquisition Corp.
Expiration: December 2021
Exercise Price: $11.50 (g)	23,814	7,144
Pensare Acquisition Corp.
Expiration: August 2022
Exercise Price: $11.50	19,254	12,323
Pure Acquisition Corp.
Expiration: April 2023
Exercise Price: $11.50	273,277	349,795

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2018 (unaudited)

	Shares	Value
WARRANTS—(continued)
Stellar Acquisition III, Inc.
Expiration: March 2022	169,578	$44,090
Exercise Price: $11.50 (g)
Trinity Merger Corp.
Expiration: May 2023
Exercise Price: $11.50	102,199	40,880
Wheeler Real Estate Investment Trust, Inc.
Expiration: December 2018
Exercise Price: $4.75 (c)(f)	10,526	0
Total Warrants (Cost $1,098,543)		1,255,449

RIGHTS—0.40% (a)
Atlantic Acquisition Corp. (Expiration: February 14, 2019)	68,274	38,916
Big Rock Partners Acquisition Corp. (Expiration: November 22, 2018)	111,602	50,221
Bison Capital Acquisition Corp. (g) (Expiration: March 23, 2019)	100,000	33,000
Black Ridge Acquisition Corp. (Expiration: July 10, 2019)	161,445	48,433
CM Seven Star Acquisition Corp. (g) (Expiration: January 30, 2019)	250,000	80,000
Constellation Alpha Capital Corp. (g) (Expiration: December 23, 2018)	25,001	16,251
Draper Oakwood Technology Acquisition, Inc. (Expiration: September 19, 2018)	113,790	67,136
GigCapital, Inc. (Expiration: March 12, 2019)	77,400	34,830
I-AM Capital Acquisition Co. (Expiration: August 22, 2018)	113,791	38,803
KBL Merger Corp. IV (Expiration: December 7, 2018)	275,000	90,750
Modern Media Acquisition Corp. (Expiration: November 17, 2018)	103,859	54,007
Origo Acquisition Corp. (g) (Expiration: September 12, 2018)	23,814	4,286
Pensare Acquisition Corp. (Expiration: February 1, 2019)	38,508	18,869
Royce Value Trust, Inc. (Expiration: July 3, 2018)	27,200	0
Total Rights (Cost $483,065)		575,502

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2018 (unaudited)

	Shares	Value
MONEY MARKET FUNDS—6.74%
Fidelity Institutional Government Portfolio—Class I, 1.760% (e)	4,805,219	$4,805,219
STIT-Treasury Portfolio—Institutional Class, 1.750% (e)	4,805,219	4,805,219
Total Money Market Funds (Cost $9,610,438)		9,610,438
Total Investments (Cost $189,274,670)—138.71%		197,859,004
Other Assets in Excess of Liabilities—0.27%		383,951
Preferred Stock—(38.98%)		(55,599,400)
TOTAL NET ASSETS—100.00%		$142,643,555

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rate shown represents the rate at June 30, 2018.
(c)	Fair valued securities. The total market value of these securities was $7,596,716, representing 5.33% of net assets. Value determined using significant unobservable inputs.
(d)	Default or other conditions exist and security is not presently accruing income.
(e)	The rate shown represents the 7-day yield at June 30, 2018.
(f)	Illiquid securities. The total market value of these securities was $7,596,716, representing 5.33% of net assets.
(g)	Foreign-issued security.
(h)	Security currently undergoing a full liquidation with all proceeds paid out to shareholders.
(i)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid and the aggregate value, $1,880,204, represents 1.32% of net assets.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—June 30, 2018 (unaudited)

Assets:
Investments, at value (Cost $189,274,670)	$197,859,004
Foreign currencies (Cost $877,178)	852,240
Dividends and interest receivable	220,903
Receivable for investments sold	419,583
Other assets	33,983
Total assets	199,385,713

Liabilities:
Preferred dividends accrued not yet declared	45,318
Payable for investments purchased	819,402
Advisory fees payable	164,382
Administration fees payable	19,956
Chief Compliance Officer fees payable	13,114
Director fees payable	9,529
Fund accounting fees payable	7,824
Custody fees payable	7,568
Transfer Agent fees payable	1,864
Accrued expenses and other liabilities	53,801
Total liabilities	1,142,758

Preferred Stock:
3.50% Convertible Preferred Stock—$0.001 par value, $25 liquidation value per share;
2,223,976 shares outstanding
Total preferred stock	55,599,400
Net assets applicable to common shareholders	$142,643,555

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800 shares authorized;
8,500,968 shares issued and outstanding, 14,343,863 shares held in treasury	$349,592,177
Cost of shares held in treasury	(220,518,502)
Accumulated undistributed net investment income	187,106
Accumulated net realized gain from investment activities	4,823,378
Net unrealized appreciation (depreciation) on:
Investments	8,584,334
Foreign currency translations	(24,938)
Net assets applicable to common shareholders	$142,643,555
Net asset value per common share ($142,643,555 applicable to
8,500,968 common shares outstanding)	$16.78

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the six months
ended June 30, 2018
(Unaudited)
Investment income:
Dividends	$1,926,390
Interest	253,347
Total investment income	2,179,737

Expenses:
Investment advisory fees	987,451
Directors’ fees and expenses	92,599
Administration fees and expenses	56,461
Legal fees and expenses	37,374
Compliance fees and expenses	28,309
Audit fees	26,137
Insurance fees	23,553
Accounting fees and expenses	23,304
Stock exchange listing fees	23,040
Custody fees and expenses	20,889
Reports and notices to shareholders	16,746
Transfer agency fees and expenses	10,905
Other expenses	31,673
Net expenses	1,378,441
Net investment income	801,296

Net realized and unrealized gains (losses) from investment activities:
Net realized gain from:
Investments	3,313,139
Foreign currency translations	2,859
Distributions received from investment companies	1,926,429
Net realized gain	5,242,427
Change in net unrealized appreciation (depreciation) on:
Investments	(4,349,318)
Foreign currency translations	(24,306)
Net realized and unrealized gains from investment activities	868,803
Increase in net assets resulting from operations	1,670,099
Distributions to preferred stockholders	(972,990)
Net increase in net assets applicable to common shareholders resulting from operations	$697,109

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows

For the six months
ended June 30, 2018
(unaudited)
Cash flows from operating activities:
Net increase in net assets applicable to common shareholders	$1,670,099
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(49,144,840)
Proceeds from sales of investments	36,103,685
Net purchases and sales of short-term investments	(1,162,800)
Return of capital distributions received from underlying investments	11,233,879
Amortization and accretion of premium and discount	(13,374)
Decrease in dividends and interest receivable	843,755
Increase in receivable for investments sold	(398,339)
Decrease in other assets	1,299
Increase in payable for investments purchased	672,872
Decrease in payable to Adviser	(7,632)
Decrease in accrued expenses and other liabilities	(43,544)
Net distributions received from investment companies	1,926,429
Net realized gains from investments and foreign currency translations	(5,242,427)
Net foreign currency translation	164,980
Net change in unrealized depreciation of investments	4,349,318
Net cash provided by operating activities	953,360

Cash flows from financing activities:
Distributions paid to preferred shareholders	(972,990)
Net cash used in financing activities	(972,990)
Net change in cash	$(19,631)

Cash:
Beginning of period	871,870
End of period	$852,240

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the
	six months ended	For the
	June 30, 2018	year ended
	(unaudited)	December 31, 2017
From operations:
Net investment income	$801,296	$3,496,826
Net realized gain (loss) from:
Investments in securities of:
Non-affiliated companies	3,313,139	6,456,192
Affiliated companies	—	175
Foreign currency translations	2,859	(35,059)
Distributions received from investment companies	1,926,429	1,618,653
Net change in unrealized appreciation (depreciation) on:
Investments in securities of:
Non-affiliated companies	(4,349,318)	11,416,850
Affiliated companies	—	(3,533)
Foreign currency translations	(24,306)	(632)
Net increase in net assets resulting from operations	1,670,099	22,949,472

Distributions paid to preferred shareholders:
Net investment income	(972,990)	(872,444)
Net realized gains from investment activities	—	(1,073,535)
Total dividends and distributions paid to preferred shareholders	(972,990)	(1,945,979)
Net increase in net assets applicable to common shareholders
resulting from operations	697,109	21,003,493

Distributions paid to common shareholders:
Net investment income	—	(2,773,728)
Net realized gains from investment activities	—	(8,532,559)
Total dividends and distributions paid to common shareholders	—	(11,306,287)

Capital Stock Transactions (Note 5)
Repurchase of common stock	—	(118,039)
Total capital stock transactions	—	(118,039)
Net increase in net assets applicable to common shareholders	697,109	9,579,167

Net assets applicable to common shareholders:
Beginning of period	141,946,446	132,367,279
End of period	$142,643,555	$141,946,446
Accumulated undistributed net investment income	$187,106	$358,800

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year/period is presented below:

For the six months
ended June 30, 2018
(Unaudited)
Net asset value, beginning of year/period	$16.70
Net investment income (loss)(1)	(0.02)
Net realized and unrealized gains (losses) from investment activities	0.21
Total from investment operations	0.19
Common share equivalent of dividends paid to preferred shareholders from:
Net investment income	(0.11)
Net realized gains from investment activities	—
Net Increase in net assets attributable to common
stockholders resulting form operations	0.08
Dividends and distributions paid to common shareholders from:
Net investment income	—
Net realized gains from investment activities	—
Total dividends and distributions paid to common shareholders	—
Anti-Dilutive effect of Common Share Repurchase	—
Dilutive effect of conversions of preferred shares to common shares	—
Dilutive effect of reinvestment of distributions by common shareholders	—
Net asset value, end of year/period	$16.78
Market value, end of year/period	$15.02
Total net asset value return(2)(7)	0.48%
Total market price return(3)	0.94%
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and administrator including
interest and dividends on short positions(4)	1.94%
Total expenses, before fee waivers by investment advisor and administrator including
interest and dividends on short positions(4)	1.94%
Ratio of net investment income to average net assets before
preferred distributions and waiver(1)	1.13%
Ratio of net investment income to average net assets before
preferred distributions and after waiver(1)	1.13%
Supplemental data:
Net assets applicable to common shareholders, end of year/period (000’s)	$142,644
Liquidation value of preferred stock (000’s)	$55,599
Portfolio turnover(7)	19%
Preferred Stock:
Total Shares Outstanding	2,223,976
Asset coverage per share of preferred shares, end of year/period	$89

Special Opportunities Fund, Inc.

Financial highlights (continued)

For the year ended December 31,
2017	2016	2015	2014	2013
$15.56	$15.11	$16.94	$18.70	$17.22
0.44	0.63	0.41	0.22	0.92
2.26	0.64	(1.09)	1.02	3.00
2.70	1.27	(0.68)	1.24	3.92

(0.10)	(0.06)	—	—	(0.16)
(0.13)	(0.02)	—	—	—

2.47	1.19	(0.68)	1.24	3.76

(0.33)	(0.58)	(0.35)	(0.19)	(1.10)
(1.00)	(0.23)	(0.84)	(1.29)	(1.11)
(1.33)	(0.81)	(1.19)	(1.48)	(2.21)
0.00 (5)	0.07	0.08	—	—
—	—	—	(1.44)	0.00	(5)
—	—	(0.04)	(0.08)	(0.07)
$16.70	$15.56	$15.11	$16.94	$18.70
$14.88	$13.65	$13.20	$15.37	$17.45
15.93%	8.45%	(3.47)%	(1.01)%	21.98%
18.71%	9.51%	(6.13)%	(3.59)%	31.27%

1.92%	1.75%	1.50%	1.42%	2.66	%(6)

1.92%	1.75%	1.50%	1.51%	2.66	%(6)

2.45%	3.61%	2.40%	1.18%	5.66%

2.45%	3.61%	2.40%	1.27%	5.66%

$141,946	$132,367	$151,426	$172,203	$132,074
$55,599	$55,599	N/A	N/A	$37,424
59%	49%	48%	59%	58%

2,223,976	2,223,976	N/A	N/A	748,486
$89	$85	N/A	N/A	$226

Special Opportunities Fund, Inc.

Financial highlights (continued)

(1)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the ex-dividend date. Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(3)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at the lower of the NAV or the closing market price on the ex-dividend date. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Less than 0.5 cents per share.
(6)
The ratio of expenses to average net assets includes preferred distribution expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding preferred distribution expense were 1.83% and 1.83%, respectively.

(7)	Not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities.  The Fund obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

reviewed in order to make a good faith determination of a security’s fair value.  The auction rate preferred securities are valued at cost, unless other observable market events occur.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.  If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued.  U.S. and foreign debt securities including short-term debt instruments having a maturity of 60 days or less shall be valued in accordance with the price supplied by a Pricing Service using the evaluated bid price.  Money market mutual funds, demand notes and repurchase agreements are valued at cost.  If cost does not represent current market value the securities will be priced at fair value as determined in good faith by or under the direction of the Fund’s Board.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various input and valuation techniques used in measuring fair value.  Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security,

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The significant unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments are listed in the table on page 29.  Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded positions that are valued using a method other than cost detailing the reason, factors considered, and impact on the Fund’s NAV.  If the Chairman determines that such fair valuation(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s).  The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the Investment Company Act of 1940.

In addition to special meetings, the Valuation Committee meets prior to each regular quarterly Board meeting.  At each quarterly meeting, the Adviser delivers a written report (the “Quarterly Report”) regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed.  The Valuation Committee reviews the Quarterly Report, discusses the valuation of the fair valued securities with appropriate levels of representatives from the Adviser’s management, and, unless more information is required, approves the valuation of fair valued securities.

The Valuation Committee also reviews other interim reports as necessary.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)*	(Level 2)*	(Level 3)**	Total
Investment Companies	$97,783,176	$—	$—	$97,783,176
Preferred Stocks
Real Estate Investment Trusts	3,994,277	—	5,095,000	9,089,277
Common Stocks
Consumer Finance	648,094	—	—	648,094
Hotels, Restaurants & Leisure	7,856,569	—	—	7,856,569
Insurance	5,831,549	—	—	5,831,549
Professional Services	6,447,667	—	—	6,447,667
Real Estate Investment Trusts	5,137,325	—	—	5,137,325
Real Estate Management
& Development	344,242	—	—	344,242
Special Purpose
Acquisition Vehicles	28,843,697	12,978,595	—	41,822,292
Liquidating Trusts	—	—	612,910	612,910
Convertible Notes	—	1,880,204	273,806	2,154,010
Corporate Bonds	—	—	15,000	15,000
Corporate Notes	—	7,075,504	—	7,075,504
Senior Secured Notes	—	—	1,600,000	1,600,000
Warrants	599,060	656,389	0	1,255,449
Rights	317,516	257,986	—	575,502
Money Market Funds	9,610,438	—	—	9,610,438
Total	$167,413,610	$22,848,678	$7,596,716	$197,859,004

*	Transfers between Levels are recognized at the end of the reporting period.
**	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period. There were no transfers into or out of Level 3 securities during the period ended June 30, 2018.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Transfers between Level 1 and Level 2 securities as of June 30, 2018 resulted from securities priced previously with an official close price (Level 1 securities) or on days where there is not an official close price the bid price is used (Level 2 securities).  Transfers as of June 30, 2018 are summarized in the table below:

Transfers into Level 1
Common Stock
Special Purpose Acquisition Vehicle	$4,254,959
Warrants	144,237
Rights	38,916

Transfers out of Level 1
Common Stock
Special Purpose Acquisition Vehicle	$(4,938,689)
Warrants	(65,638)
Rights	(118,803)
Net transfers in and/or out of Level 1	$(685,018)

Transfers into Level 2
Common Stock
Special Purpose Acquisition Vehicle	$4,938,689
Warrants	65,638
Rights	118,803

Transfers out of Level 2
Common Stock
Special Purpose Acquisition Vehicle	$(4,254,959)
Warrants	(144,237)
Rights	(38,916)
Net transfers in and/or out of Level 2	$685,018

The fair value of derivative instruments as reported within the Schedule of Investments as of June 30, 2018:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts – Warrants	Investments, at value	$1,255,449

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018:

	Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts – Warrants	Net Realized Gain	$121,838
	on Investments

	Change in Unrealized Appreciation on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts – Warrants	Net change in unrealized	$101,822
	appreciation of investments

The average monthly share amount of warrants during the year was 2,717,733. The average monthly market value of warrants during the year was $912,005.

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

					Change in
	Balance			Realized	unrealized	Balance
	as of	Dispo-	Corporate	Gain	appreciation	as of
Category	12/31/2017	sitions	Actions	(Loss)	(depreciation)	6/30/2018
Closed End Funds	$1,187,878	$(1,725)	$(1,187,551)	$1,725	$(327)	$0
Preferred Stocks	6,061,709	—	(918,830)	—	(47,879)	5,095,000
Liquidating Trusts	3,045,599	—	(1,703,845)	36,053	(764,897)	612,910
Convertible Notes	273,806	—	—	—	—	273,806
Corporate Bonds	15,000	—	—	—	—	15,000
Senior Secured Notes	1,600,000	—	—	—	—	1,600,000
Warrants	0	—	—	—	—	0
	$12,183,992	$(1,725)	$(3,810,226)	$37,778	$(813,103)	$7,596,716

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2018:
				Impact to
				Valuation
	Fair Value			from an
	June 30,	Valuation	Unobservable	increase in
	2018	Methodologies	Input(1)	Input(2)

Closed End Funds	$0	Market Assessment	Liquidation Value	Increase
		and Company-
		Specific Information

Preferred Stocks	5,095,000	Cost	Market Assessments/	Increase
			Financial Assessments

Liquidating Trusts	612,910	Last Traded Price	Financial Assessments/	Increase
			Company Announcements

Convertible Notes	273,806	Cost	Terms of the Note/ Financial	Increase
			Assessments/ Company
			Announcements

Corporate Bonds	15,000	Market Transactions	Single Broker Quote	Increase
		Approach

Senior Secured Notes	1,600,000	Cost	Terms of the Note/ Financial	Increase
			Assessments/ Company
			Announcements

Warrants	0	Market Transactions	Discount to Market Price	Decrease
		Approach	for Share Restrictions

(1)
In determining certain inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities. Management has determined that market participants would take these inputs into account when valuing the investments.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Short sales—The Fund is authorized to make short sales.  Short sales are transactions where a fund sells securities it does not own in anticipation of a decline in the value of the securities.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a fund replaces the borrowed security by buying the security in the securities market, the fund may pay more for the security than it has received from the purchaser in the short sale.  The fund may, however, profit from a change in the value of the security sold short, if the price decreased.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities.  The amount of segregated assets are required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short.

The Fund did not engage in short sales during the six months ended June 30, 2018.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized using the effective yield method as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends to Common Stockholders from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

The Fund has made certain investments in Real Estate Investment Trusts (“REITs”) which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Holders of Convertible Preferred Stock receive calendar quarterly dividends at the rate of 3.50% of the Subscription Price per year. Dividends on the Convertible Preferred Stock are fully cumulative, and accumulate without interest from the date of original issuance of the Convertible Preferred Stock.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 2
Related party transactions
Bulldog Investors, LLC serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement effective October 10, 2009.  Effective May 7, 2013 Brooklyn Capital Management, LLC changed its name to Bulldog Investors, LLC.  In accordance with the investment advisory agreement, the Fund is obligated to pay the Investment Adviser a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly total assets.

Effective January 1, 2018, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $40,000, paid pro rata, quarterly plus $1,000 for each special in-person meeting (or $500 if attended by telephone) of the board of directors.  As additional annual compensation, the Audit Committee Chairman and Valuation Committee Chairman will receive $5,000, and the Corporate Governance Committee Chairman will receive $3,000.  For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $50,000.  In addition, the Fund reimburses the directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund.  USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”).  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of the Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors, monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  American Stock Transfer & Trust Company, LLC serves as the Fund’s Transfer Agent.

Note 3
Convertible Preferred Stock
At June 30, 2018, 2,223,976 shares of 3.50% Convertible Preferred Stock were outstanding. The holders of Convertible Preferred Stock may convert their shares to common stock on a quarterly basis at a conversion rate equivalent to the current conversion price of $16.86 per share of common stock (which is a current ratio of 1.4828 shares of common stock for each share of Convertible Preferred Stock held). The conversion price (and resulting conversion ratio) will be adjusted for any distributions made to or on behalf of common stockholders. Following

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

any such conversion, shares of common stock shall be issued as soon as reasonably practicable following the next quarterly dividend payment date. Until the mandatory redemption date of the Convertible Preferred Stock, August 19, 2021, at any time following the second anniversary of the expiration date of the Convertible Preferred Stock rights offering, the Board may, in its sole discretion, redeem all or any part of the then outstanding shares of Convertible Preferred Stock at $25.00 per share. Under such circumstances, the Fund shall provide no less than 30 days’ notice to the holders of Convertible Preferred Stock that, unless such shares have been converted by a certain date, the shares will be redeemed. If, at any time from and after the date of issuance of the Convertible Preferred Stock, the market price of the common stock is equal to or greater than $19.86 per share (as adjusted for dividends or other distributions made to or on behalf of holders of the common stock), the Board may, in its sole discretion, require the holders of the Convertible Preferred Stock to convert all or any part of their shares into shares of common stock at a conversion rate equivalent to the current conversion price of $16.86 per share of common stock (which is a current ratio of 1.4828 shares of common stock for each share of Convertible Preferred Stock held), subject to adjustment upon the occurrence of certain events.

The conversion price (and resulting conversion ratio) will be adjusted for any dividends or other distributions made to or on behalf of common stockholders. Notice of such mandatory conversion shall be provided by the Fund in accordance with its Articles of Incorporation. In connection with all conversions shareholders of Convertible Preferred Stock would receive payment for all declared and unpaid dividends on the shares of Convertible Preferred Stock held to the date of conversion, but after conversion would no longer be entitled to the dividends, liquidation preference or other rights attributable to holders of the Convertible Preferred Stock. The Convertible Preferred Stock is classified outside of the permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, what requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or up occurrence of an event that is not solely within the control of the issuer. The Fund is required to meet certain asset coverage tests with respect to the Convertible Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Convertible Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Convertible Preferred Stock.

Note 4
Purchases and sales of securities
For the six months ended June 30, 2018, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $49,144,840 and $36,103,685, respectively.  The Fund did not purchase or sell U.S. government securities during the six months ended June 30, 2018.

Note 5
Capital share transactions
During the six months ended June 30, 2018, there were no shares of common stock repurchased by the Fund.

During the year ended December 31, 2017, the Fund purchased 7,582 shares of its capital stock in the open market at a cost of $118,039. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 10.44%.

During the year ended December 31, 2016, the Fund purchased 362,902 shares of its capital stock in the open market at a cost of $4,661,968. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 13.50%.

The Fund announced on September 21, 2016 that it was offering to purchase up to 1.15 million common shares of the Fund at 97% of the net asset value (NAV) per common share with the right to purchase up to an additional 2% of the outstanding shares. The offer expired October 21, 2016 and because the number of shares tendered exceeded the amount offered to be purchased, the proration was 17.98%.

During the year ended December 31, 2015, the Fund issued 261,013 shares for the reinvestment of distributions.  During the same period the Fund purchased 405,015 shares of its capital stock in the open market at a cost of $5,921,562. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 12.63%.

Note 6
Federal tax status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	For the	For the
	year ended	year ended
Distributions paid to common shareholders from:	December 31, 2017	December 31, 2016
Ordinary income	$5,068,989	$4,939,527
Long-term capital gains	6,237,298	1,952,399
Total distributions paid	$11,306,287	$6,891,926

	For the	For the
	year ended	year ended
Distributions paid to preferred shareholders from:	December 31, 2017	December 31, 2016(1)
Ordinary income	$872,444	$446,885
Long-term capital gains	1,073,535	174,739
Total distributions paid	$1,945,979	$621,624

(1)	The difference between book and tax distributions is due to accrued, but not yet paid distributions to preferred shareholders.

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2017.

The following information is presented on an income tax basis as of December 31, 2017:

Tax cost of investments	$184,449,245
Unrealized appreciation	23,367,788
Unrealized depreciation	(10,871,309)
Net unrealized appreciation	12,496,479
Undistributed ordinary income	719,718
Undistributed long-term gains	—
Total distributable earnings	719,718
Other accumulated/gains losses and other temporary differences	(343,426)
Total accumulated gains	$12,872,771

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

To reflect reclassifications arising from permanent “book/tax” differences for the year ended December 31, 2017, the Fund’s accumulated undistributed net investment income was increased by $333,662 and the accumulated net realized loss from investment activities was increased by $333,662.  The permanent differences are primarily attributed to passive foreign investment companies, foreign currency gain and short-term capital gain dividend reclassifications.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2017, the Fund deferred, on a tax basis, post October losses of $291,794.

At December 31, 2017, the Fund did not have capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014-2016), or expected to be taken in the Fund’s 2017 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Maryland; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 8
Additional information
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Fund directors and officers and advisory persons to the Fund, including insiders and employees of the Fund and of the Fund’s investment adviser, may purchase or sell Fund securities from time to time, subject to the restrictions set forth in the Fund’s Code of Ethics, as amended, a copy of which is available on the Fund’s website. Please see the corporate governance section of the Fund’s website at www.specialopportunitiesfundinc.com.

The Fund may seek proxy voting instructions from shareholders regarding certain underlying closed-end funds held by the Fund.  Please see the proxy voting instructions section on the Fund’s website at www.specialopportunitiesfundinc.com for further information.

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s NYSE trading symbol is “SPE.” On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Tax information
The Fund designated 18.93% of its ordinary income distribution for the year ended December 31, 2017, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2017, 11.33% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 37.51% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

Quarterly Form N-Q portfolio schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.  Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at June 30, 2018.

Additional information about the Directors and Officers of the Fund is included in the Fund’s most recent Form N-2.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INTERESTED DIRECTORS

Andrew Dakos***	President	1 year;	Member of the Adviser since	1	Director, Brookfield
(52)	as of	Since	2009; Principal of the general		DTLA Fund Office
	October	2009	partner of several private		Trust Investor, Inc.;
	2009.		investment partnerships in the		Director, Emergent
			Bulldog Investors group		Capital, Inc. (until
			of private funds.		2017); Trustee,
Crossroads
Liquidating Trust;
Trustee, Putnam
High Income
Securities Fund
(NKA High Income
Securities Fund);
Chairman, Swiss
Helvetia Fund, Inc.

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser since	1	Chairman, Mexico
(73)	and	Since	2009; Principal of the general		Equity and Income
	Secretary	2009	partner of several private		Fund, Inc.; Director,
	as of		investment partnerships in the		MVC Capital, Inc.;
	October		Bulldog Investors group of		Chairman,
	2009.		private funds.		Emergent Capital,
Inc. (until 2017);
Director, Brookfield
DTLA Fund Office
Trust Investor, Inc.;
Trustee, Crossroads
Liquidating Trust;
Trustee, Putnam
High Income
Securities Fund
(NKA High Income
Securities Fund);
Director, Swiss
Helvetia Fund, Inc.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INDEPENDENT DIRECTORS

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	1	Director, Mexico
(80)	Compliance	Since	Associates (a financial and		Equity and Income
	Officer	2009	corporate consulting firm) since		Fund, Inc.; Director,
	as of		1993 (which terminated activities		MVC Capital, Inc.;
	January		as of December, 31, 2013).		Trustee, Crossroads
	2010.				Liquidating Trust;
Trustee, Fiera
Capital Series Trust;
Trustee, Putnam
High Income
Securities Fund
(NKA High Income
Securities Fund);
Director, Swiss
Helvetia Fund, Inc.;
Director, Emergent
Capital, Inc.
(until 2017);
Director, Ironsides
Partners Opportunity
Offshore Fund Ltd.
(until 2016);
Director, Brantley
Capital Corporation
(until 2013).

Marc Lunder	—	1 year;	Managing Member of Lunder	1	None
(54)		Effective	Capital LLC.
January 1,
2015

Ben Harris	—	1 year;	Chief Executive Officer of HHI, LLC;	1	Trustee, Putnam
(49)		Since	Principal of NBC Bancshares, LLC;		High Income
		2009	Chief Executive Officer of Crossroads		Securities Fund
			Capital, Inc.; Administrator of		(NKA High Income
			Crossroads Liquidating Trust.		Securities Fund).

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Independent
(74)		Since	Capital Associates, LLC		Chairman, Third
		2009	(consulting firm).		Avenue Funds
(fund complex
consisting of four
funds and one
variable series trust).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

OFFICERS

Andrew Dakos***	President	1 year;	Member of the Adviser since	n/a	n/a
(52)	as of	Since	2009; Principal of the
	October	2009	general partner of several
	2009.		private investment partnerships
in the Bulldog Investors group
of private funds.

Rajeev Das***	Vice-	1 year;	Principal of the Adviser.	n/a	n/a
(49)	President	Since
	as of	2009
October
2009.

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser	n/a	n/a
(73)	and	Since	since 2009; Principal of the
	Secretary	2009	general partner of several
	as of		private investment
	October		partnerships in the Bulldog
	2009.		Investors group of funds.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	n/a	n/a
(80)	Compliance	Since	Associates (a financial
	Officer	2009	and corporate consulting
	as of		firm) since 1993 (which
	January		terminated activities as of
	2010.		December, 31, 2013).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director
Thomas Antonucci***	Chief	1 year;	Director of Operations	n/a	n/a
(48)	Financial	Since	of the Adviser.
	Officer	2014
and
Treasurer
as of
January
2014.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein, Das, and Antonucci are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLC, the Adviser, and their positions as officers of the Fund.

****
Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer. Mr. Hellerman is not affiliated with Bulldog Investors, LLC.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On January 3, 2018, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards.  In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s president and treasurer have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

(This Page Intentionally Left Blank.)

Investment Adviser
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY  10038

Fund Counsel
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY  10174

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Board of Directors
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Marc Lunder
Charles Walden

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. Marc Lunder, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/2018 to 1/31/2018	N/A	N/A	N/A	N/A
2/1/2018 to 2/28/2018	N/A	N/A	N/A	N/A
3/1/2018 to 3/31/2018	N/A	N/A	N/A	N/A
4/1/2018 to 4/30/2018	N/A	N/A	N/A	N/A
5/1/2018 to 5/31/2018	N/A	N/A	N/A	N/A
6/1/2018 to 6/30/2018	N/A	N/A	N/A	N/A
Total

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President

Date    September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President

Date    September 6, 2018

By (Signature and Title)*    /s/Thomas Antonucci
Thomas Antonucci, Chief Financial Officer

Date    September 6, 2018

* Print the name and title of each signing officer under his or her signature.